Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies [Abstract]
Commitments and contingencies
22.	Commitments and contingencies

Operating lease commitments

The information of lease commitments is provided in Note 10.

Contingencies

The Company is subject to litigation matters from time to time in the normal cause of business. The Company’s legal counsel and the management routinely assess the likelihood of adverse judgments and outcomes to these matters, as well as ranges of probable losses. Accruals are recorded for these matters to the extent that management concludes a loss is probable and the financial impact, should an adverse outcome occur, is reasonable estimable. The Company has not recorded any material liabilities in this regard as of December 31, 2024 and 2025.

In July 2025, a customer filed a civil action against one of the Company’s subsidiaries at the People’s Court of Shangcheng District, Hangzhou City, for a sales contract dispute, claiming the Company breached the contract and demanding a return of payment of RMB4,965,147 including related interests. Given the nature of the case, as of the date of this annual report, the amount liable by the Company in the event of an unfavorable outcome cannot be reasonably estimated.

The Company believes they have strong arguments against the claim and will defend vigorously.

Bank accounts of the Company were judicially frozen by the court as a result of the legal proceedings. The frozen amount as of December 31, 2025 and the date of this annual report was RMB1,347,795 and nil, respectively.